                                                                    EXHIBIT 10.1


                                 $100,000,000

                              COINMACH CORPORATION

                     11 3/4% SERIES C SENIOR NOTES DUE 2005


                               PURCHASE AGREEMENT


                                                     Dated as of October 1, 1997

JEFFERIES & COMPANY, INC.
LAZARD FRERES & CO. LLC
BT ALEX. BROWN INCORPORATED
FIRST UNION CAPITAL MARKETS CORP.
c/o Jefferies & Company, Inc.
11100 Santa Monica Boulevard
Los Angeles, CA  90025

Ladies and Gentlemen:

     Coinmach Corporation, a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell to the purchasers named in Schedule I hereto (the "Initial Purchasers"), $100,000,000 aggregate principal amount of its 11 3/4% Series C Senior Notes due 2005 (the "Securities"). The Securities will be issued pursuant to the provisions of an Indenture, to be dated as of October 8, 1997 (the "Indenture"), between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee").

     The Company wishes to confirm as follows its agreement with the Initial Purchasers in connection with the purchase and resale of the Securities.

     1. Offering Memorandum. The Securities will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933 (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company has prepared an offering memorandum, dated October 1, 1997 (the "Offering Memorandum"), setting forth information regarding the Company and the Securities. Any references herein to the Offering Memorandum shall be deemed to include all amendments and supplements thereto and all documents incorporated by reference therein. The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers.

     The Company understands that the Initial Purchasers propose to make offers and sales (the "Exempt Resales") of the Securities purchased by the Initial Purchasers hereunder only on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, (i) to persons whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified

Institutional Buyers") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A and
(ii) to a limited number of other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) and (7) under Regulation D of the Act) ("Accredited Investors") in private sales exempt from registration under the Act (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers").

     It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, each of the Securities (and each security issued in exchange therefor or in substitution thereof) shall bear the following legend:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE " SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT, WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY OR THE LAST DATE ON WHICH THIS SECURITY WAS HELD BY AN AFFILIATE OF THE ISSUER, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
     (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR ANY OTHER AVAILABLE EXEMPTION UNDER THE ACT, OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF ANY CERTIFICATED SECURITY WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY OR THE LAST DATE ON

     WHICH SUCH CERTIFICATED SECURITY WAS HELD BY AN AFFILIATE OF THE ISSUER, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE OF SUCH CERTIFICATED SECURITY RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT SUCH CERTIFICATED SECURITY TO THE TRUSTEE. IF ANY PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION, "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     It is also understood and acknowledged that holders (including subsequent transferees) of the Securities will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement") substantially in the form attached hereto as Exhibit A, to be dated as of October 8, 1997 by and between the Company and the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Company will agree, among other things, to file a registration statement under the Act relating to the Company's debt securities (the "Exchange Notes") to be issued under the Indenture and offered in exchange for the Securities (such offer to exchange being referred to as the "Exchange Offer").

     Capitalized terms used herein without definition have the respective meanings specified therefor in the Indenture.

     2. Agreements to Sell, Purchase and Resell. Upon the basis of the representations, warranties and agreements of the Company and the Initial Purchasers herein contained and subject to the terms and conditions set forth herein, the Company hereby agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Company, at a purchase price of 108.375% of the principal amount thereof, $100,000,000 principal amount of Securities.

          (b) The Initial Purchasers have advised the Company that they propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each Initial Purchaser hereby represents and warrants to the Company that it is a Qualified Institutional Buyer and an Accredited Investor, and agrees that it will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of 502(c) under the Act, or in any manner involving a public distribution or offering of the Securities within the meaning of the Act, and will solicit offers for the Securities only from, and will offer, sell or deliver the Securities as part of their initial offering, only to persons whom it reasonably believes to be Qualified Institutional Buyers or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions in reliance upon Rule 144A and to a limited number of other institutional investors who prior to their purchase of the Securities represent to the Company that they are Accredited Investors, pursuant to a letter substantially in the form of Annex A to the Offering Memorandum. Each Initial Purchaser agrees to use its best efforts to deliver a definitive copy of the Offering Memorandum to each person to whom the Securities are resold by such Initial Purchaser substantially contemporaneously with the Closing Date. The Initial Purchasers have advised the Company that they will offer the Securities at a price initially equal to 109.875% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Securities. Such price may be changed by the Initial Purchasers at any time thereafter without notice.

     3. Delivery of the Securities and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Securities shall be made at the office of Anderson, Kill & Olick, P.C., 1251 Avenue of the Americas, New York, New York, at 10:00 a.m., New York City time, on October 8, 1997 (the "Closing Date"). The place of closing for the Securities and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

     The Securities will be delivered to the Initial Purchasers against payment of the purchase price therefor by means of a wire transfer of same day funds in accordance with written instructions from the Company. The Securities will be evidenced by a single global security in definitive form (the "Global Security") and/or by additional certificated securities, and will be registered, in the case of a Global Security, in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 9:30 a.m., New York City time, on the business day preceding the Closing Date. The Securities to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date.

     4. Agreements of the Company. The Company agrees with the Initial Purchasers as follows:

          (a) Until the completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers, the Company will advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, will confirm such advice in writing, within the period of time referred to in paragraph (e) below, of any change in the condition (financial or other), business, properties or results of operations of the Company and the Subsidiaries (as defined herein), taken as a whole, or of the happening of any event or the existence of any condition known to the Company which requires any amendment or supplement to the Offering Memorandum so that the Offering Memorandum (x) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (y) will comply with applicable law.

          (b) The Company will furnish to the Initial Purchasers, without charge, as of the date of the Offering Memorandum, such number of copies of the Offering Memorandum, as may then be amended or supplemented, as the Initial Purchasers may reasonably request.

          (c) The Company will not make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

          (d) The Company consents to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities; provided, however, that in no event shall the Company be required to qualify as a foreign corporation or as a broker-dealer in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits or to taxation in any jurisdiction where it is not now so qualified or subject.

          (e) If at any time prior to completion of the distribution of the Securities by the Initial Purchasers to the Eligible Purchasers any event shall occur or otherwise exist that in the judgment of the Company or in the reasonable opinion of the Initial Purchasers should be set forth in the Offering Memorandum so that the Offering Memorandum will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or will comply with applicable law, the Company will forthwith prepare an appropriate supplement or amendment thereto, and will promptly furnish to the Initial Purchasers that number of copies thereof as it shall reasonably request.

          (f) The Company will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Securities for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided that in no event shall the Company be obligated to qualify as a foreign corporation or as a broker-dealer in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits or to taxation in any jurisdiction where it is not now so qualified or subject.

          (g) So long as any of the Securities are outstanding, the Company will furnish to the Initial Purchasers as promptly as practicable after available, a copy of each report of the Company mailed to stockholders or filed with the Securities and Exchange Commission (the "Commission") and from time to time such other information concerning the Company as the Initial Purchasers may reasonably request.

          (h) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth under "Use of Proceeds" in the Offering Memorandum.

          (i) Without the prior consent of the Initial Purchasers, prior to the expiration of 180 days after the date of the Offering Memorandum, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities registered under the Act or privately sold pursuant to Rule 144A under the Act, other than as contemplated by the Registration Rights Agreement.

          (j) Except as stated in this Agreement and in the Offering Memorandum, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales. The Company will not solicit any offers to buy and will not offer to sell the Securities by means of any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act).

          (k) The Company will use its reasonable best efforts to cause the Securities to be eligible for trading on the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") Market.

          (l) From and after the Closing Date, so long as any of the Securities are outstanding and are "restricted securities" within the meaning of the Rule 144(a)(3) under the Act or, if earlier, until two years after the Closing Date and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will furnish to holders of the Securities and prospective purchasers of Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resales of the Securities.

          (m) The Company agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Act of the sale by the Company to the Initial Purchasers or by the Initial Purchasers to the Eligible Purchasers of the Securities.

          (n) The Company agrees to comply with all agreements set forth in the representation letter of the Company to DTC relating to the approval of the Securities by DTC for "book entry" transfer.

     5. Representations and Warranties of the Company. The Company represents and warrants to the Initial Purchasers that:

          (a) The Offering Memorandum with respect to the Securities has been prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

          (b) The Offering Memorandum as of its date and as of the Closing Date, did not or will not at any time on or before the Closing Date contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

          (c) The Indenture has been duly and validly authorized by the Company and, upon its execution, delivery and performance by the Company and assuming due authorization, execution, delivery and performance by the Trustee, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and subject to the applicability of general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law); the Indenture conforms in all material respects to the description thereof in the Offering Memorandum; no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Securities contemplated hereby or in connection with the Exempt Resales.

          (d) The Securities have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights generally and subject to the applicability of general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law); and the Securities conform in all material respects to the description thereof in the Offering Memorandum. The Exchange Notes have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the Exchange Offer and the Indenture, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or thereafter in effect relating to the enforcement of creditors' rights generally and subject to the applicability of general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (e) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company or any Subsidiary (as hereinafter defined) that is or would be, singly or in the aggregate, material to the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

          (f) Each corporation in which the Company owns fifty percent (50%) or more of any class of securities (collectively, the "Subsidiaries") and each partnership of which the Company or any Subsidiary is a general partner or owns fifty percent (50%) or more of the partnership interests is listed on Schedule A hereto. Each Subsidiary is a corporation duly organized and validly existing, and in good standing in the jurisdiction of its incorporation with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted. Each Subsidiary is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a Material Adverse Effect.

          (g) Except as disclosed in the Offering Memorandum, each of the Company and the Subsidiaries have all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from all regulatory or governmental officials, bodies and tribunals ("Permits"), to own or lease its respective properties and to conduct its respective businesses as presently conducted or where failure to have obtained the same will not have a Material Adverse Effect, and neither the Company, nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permits, if the failure to be so licensed or approved or if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect; each of the Company and the Subsidiaries have fulfilled and performed all its current material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time, or both, would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum, except where the failure to do so will not have a Material Adverse Effect; and, except as described in the Offering Memorandum and as is customary in the areas where the properties of the Company or any Subsidiary are located, such Permits contain no restrictions that are materially burdensome to the Company or the Subsidiaries taken as a whole; and each of the Company and the Subsidiaries are in compliance with all applicable laws, rules, regulations, orders and consents, the violation of which would have a Material Adverse Effect. The property and business of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

          (h) All of the Company's issued and outstanding capital stock has been duly authorized, validly issued and is fully paid and non-assessable as of the date hereof and the capitalization of the Company conforms in all material respects to the descriptions thereof in the Offering Memorandum.

          (i) All the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and all outstanding shares of capital stock of each Subsidiary are owned by the Company, either directly or through wholly-owned Subsidiaries, free and clear of any security interests, claims, liens or encumbrances, except that the capital stock of certain of the Subsidiaries has been pledged in favor of the lenders pursuant to the Credit Facility (as defined in the Offering Memorandum).

          (j) Each of the Company and the Subsidiaries have generally satisfactory title to all properties and assets owned by them, free of all liens, charges, encumbrances or restrictions, except such as are described in the Offering Memorandum, permitted by the Indenture or such as are not burdensome and do not interfere with the use of the property or the conduct of the business of the Company and the Subsidiaries in a manner that is or would be material to the business of the Company and the Subsidiaries taken as a whole. The Company and each Subsidiary have valid and subsisting leases for the properties leased by them, with such exceptions as in the aggregate are not materially burdensome and do not interfere with the conduct of the business of the Company and the Subsidiaries in a manner that is or would be material to the business of the Company and the Subsidiaries taken as a whole.

          (k) The Company and the Subsidiaries own, or possess adequate rights to use, all trademarks, service marks and other rights necessary for the conduct of their businesses, and neither the Company nor any Subsidiary has received any written notice of conflict with the asserted rights of others in any such respect that would materially adversely affect the business of the Company, and its Subsidiaries as a whole. No claims have been asserted and the Company has not received any notice of conflict with (or knows of any such conflict with) asserted rights of others with respect to the use, validity or the effectiveness of any trademarks, service marks, trade names or know-how which, if such claim or assertion of conflict were the subject of any unfavorable decision, ruling or finding would individually or in the aggregate have a Material Adverse Effect.

          (l) The accountants, Ernst & Young, LLP, who have certified or shall certify the financial statements included or incorporated by reference in the Offering Memorandum, are independent accountants with respect to the Company and the Subsidiaries as required by the Act.

          (m) The Company's Annual Report on Form 10-K for the Year Ended March 28, 1997 (the "Annual Report") and the Company's Quarterly Report on Form 10-Q for the Three Months Ended June 27, 1997 (the "Quarterly Reports") at the time they were filed with the Commission complied in all material respects with the requirements of the Exchange Act. The Annual Report and the Quarterly Report when they were filed contained no untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (n) Neither the Company nor any Subsidiary is in violation of (i) its respective charter or by-laws or similar organizational documents, (ii) any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any Subsidiary, or (iii) any franchise, license, permit, judgment or any decree of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary, in each case the effect of which violation would have a Material Adverse Effect, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, bond, debenture, bank loan, credit agreement or other agreement, instrument or evidence of indebtedness (including, without limitation, the Credit Agreement) to which the Company or any Subsidiary or Coinmach Laundry is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject, the effect of which default in performance or observance would have a Material Adverse Effect.

          (o) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any Subsidiary, or to which any of their respective properties is subject, that are not disclosed in the Offering Memorandum and that, if adversely decided, could reasonably be expected to have a Material Adverse Effect or to materially adversely affect the issuance of the Securities or the consummation of the transactions contemplated by this Agreement. There are no agreements, contracts, indentures, leases or other documents or instruments of the Company or any Subsidiary that are material to the Company and the Subsidiaries, taken as a whole, that are required to be disclosed in the Offering Memorandum and not disclosed therein.

          (p) To the Company's knowledge, neither the Company nor any of the Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary, or has received or retained any funds, in violation of any law or rule or regulation.

          (q) Neither the Company nor any of the Subsidiaries is involved in any labor dispute or, to the knowledge of the Company, is any such dispute threatened, other than disputes that the Company reasonably anticipates will not have a Material Adverse Effect.

          (r) Each of the Company and the Subsidiaries have filed all federal, state and local tax returns that are required to be filed (other than returns with respect to which failure to so file would not have a Material Adverse Effect) or have obtained extensions thereof and have paid all taxes shown on such returns and all assessments received by it to the extent that the same have become due, other than those being contested in good faith or those currently payable without penalty or interest and except where the failure to so pay is not reasonably likely to have, singly or in the aggregate, a Material Adverse Effect.

          (s) Except for the shares of capital stock of each of the Subsidiaries, neither the Company nor any of the Subsidiaries owns any share of stock or any other securities of any corporation or has any equity interest in any firm, partnership, association or other entity material in amount in relation to the net assets of the Company and the Subsidiaries taken as a whole, other than as reflected in the consolidated financial statements included in the Offering Memorandum.

          (t) Except for the consent required under the Credit Facility, which the Company will obtain on or prior to the Closing Date, neither the issuance, offer, sale or delivery of the Securities by the Company, the execution, delivery or performance of this Agreement or the Indenture by the Company or the consummation by the Company of the transactions contemplated hereby or thereby
(i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained or may be required in connection with the registration under the Act of the Securities in accordance with the Registration Rights Agreement, the qualification of the Indenture under the 1939 Act and except for compliance with the securities or Blue Sky laws of various jurisdictions), or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any Subsidiary or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument to which the Company or any Subsidiary or Coinmach Laundry is a party or by which any of them or any of their respective properties may be bound which conflict, breach or default would have a Material Adverse Effect, or (iii) violates or will violate in any material respect any statute, law, regulation or filing or judgment, injunction, order or decree (assuming compliance with all applicable state securities or "blue sky" laws and assuming the accuracies of the representations and warranties of the Initial Purchasers in Section 2(b) hereof) applicable to the Company or any Subsidiary or any of their respective properties, or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to the terms of any agreement or instrument to which either of them is a party or by which either of them may be bound, the creation of which lien, charge or encumbrance would have a Material Adverse Effect.

          (u) The consolidated financial statements, together with related schedules and notes included in, or incorporated by reference into the Offering Memorandum, present fairly the consolidated financial position, results of operations and changes in stockholders' equity and cash flows of the Company at the respective dates or for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied, except as otherwise stated therein, throughout the periods involved. The other financial and statistical information and data set forth in, or incorporated by reference into, the Offering Memorandum is accurately presented and, to the extent such information and data is derived from the financial books and records of the Company, is prepared on a basis consistent with such financial statements and the books and records of the Company.

          (v) The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Offering Memorandum
(i) have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act, (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Offering Memorandum are, in the opinion of the Company, reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (w) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement; the execution and delivery of this Agreement and the Registration Rights Agreement by the Company, and the performance by the Company of its obligations under this Agreement and the Registration Rights Agreement, have been duly and validly authorized by the Company, and each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company, and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and subject to the applicability of general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law, and except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws or principles of public policy.

          (x) Except as disclosed in the Offering Memorandum, subsequent to the date as of which such information is given in the Offering Memorandum to the date hereof, neither the Company nor any Subsidiary has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries, taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt, of the Company or any Subsidiary or, to the knowledge of the Company, any material adverse change, or any development involving or which could reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and the Subsidiaries taken as a whole.

          (y) Except as permitted by the Act, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Offering Memorandum.

          (z) The Company is not and, upon sale of the Securities to be issued and sold thereby in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (aa) When the Securities are issued and delivered pursuant to this Agreement, such Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

          (bb) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) has directly, or through any agent (provided that no representation is made as to the Initial Purchaser or any person acting on its behalf), sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the offering and sale of the Securities in a manner that would require the registration of the Securities under the Act or engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offering of the Securities.

          (cc) Assuming (i) that the representations and warranties of the Initial Purchasers in Section 2 hereof are true and correct in all material respects, (ii) the Initial Purchasers complied with the covenants set forth in
Section 2 hereof, (iii) the Initial Purchasers complied with the offering and transfer procedures and restrictions described in the Offering Memorandum, (iv) the accuracy of the representations and warranties made in accordance with this Agreement and the Offering Memorandum by Eligible Purchasers to whom the Initial Purchasers initially resell Securities and (v) Eligible Purchasers to whom the Initial Purchasers initially resell Securities receive a copy of the Offering Memorandum prior to such sale, the purchase and sale of the Securities pursuant hereto (including the Initial Purchasers' proposed offering of the Securities on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof) do not require registration under the Act.

          (dd) The Company and each Subsidiary is in compliance with, and not subject to any liability under, the common law and all applicable federal, state, local and foreign laws, regulations, rules, codes, ordinances, directives, and orders relating to pollution or to protection of public or employee health or safety or to the environment, including, without limitation, those that relate to any Hazardous Material (as defined herein) ("Environmental Laws"), except, in each case, where noncompliance or liability, individually or in the aggregate, would not have a Material Adverse Effect. The term "Hazardous Material" means any pollutant, contaminant, hazardous, dangerous, or toxic chemical, material, waste, substance or constituent, each subject to regulation under any Environmental Law.

     Any certificate signed by any officer of the Company (each an "Authorized Officer") and delivered to the Initial Purchasers or to counsel for the Initial Purchasers pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

     6.   Indemnification and Contribution.

          (a) The Company agrees to indemnify, defend and hold harmless the Initial Purchasers and their respective officers, shareholders, employees and directors and any person who controls any of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigating such claim) which, jointly or severally, the Initial Purchasers or any such officer, shareholder, employee, director or controlling person may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement of a material fact contained in the Offering Memorandum, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in the Offering Memorandum, or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information provided in writing to the Company by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum, and the Company agrees that the only such information provided in writing by or on behalf of the Initial Purchasers, expressly for use in the Offering Memorandum, is that information contained in the section entitled "Plan of Distribution," the last paragraph on the cover page, the "blue sky" legends on page iii, the section entitled "Risk Factors-Absence of Public Markets" and the word "SUPERtack/TM/" wherever used. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have; provided, however, that the indemnity obligations arising under this Section 6 with respect to the Offering Memorandum, shall not inure to the benefit of the Initial Purchasers and their controlling persons and the respective directors, officers and employees if the person asserting any losses or other claims purchased the Securities from the Initial Purchasers and if a copy of the Offering Memorandum (as then amended or supplemented if the Company shall have timely furnished any amendments thereof or supplements thereto), was not sent or given by the Initial Purchasers or on their behalf to such persons at or prior to the written confirmation of the sale of the Securities to such person, and if the Offering Memorandum (as then amended or supplemented if the Company shall have timely furnished any amendments thereof or supplements thereto) would have cured the defect giving rise to such claims or losses.

     If any action is brought against the Initial Purchasers or their officers, shareholders, employees, directors or person who controls any of the Initial Purchasers (as described above) in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, the Initial Purchasers shall promptly notify the Company in writing of the institution of such action (provided, that the failure to give such notice shall not relieve the Company of any liability which it may have pursuant to this Agreement, unless such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and the Company shall, subject to the terms of this Agreement, assume the defense of such action, including the employment of counsel and payment of reasonable expenses. The Initial Purchasers or such officer, shareholder, employee, director or person who controls any of the Initial Purchasers (as described above) shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Initial Purchasers or of such persons unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed reasonably satisfactory counsel to take charge of the defense of such action or such indemnified party or parties shall have been advised by counsel that there may be defenses available to it or them that are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company; provided, that the Company shall only be responsible for the fees and expenses of one counsel for the Initial Purchasers hereunder. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld, and such settlement includes an unconditional release of the Company from all liability on claims that are the subject matter of the claim or action.

          (b) The Initial Purchasers agree, severally and jointly, to indemnify, defend and hold harmless the Company, each of its directors, officers and employees and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission which has been made in or omitted from the Offering Memorandum in reliance upon and in conformity with the information relating to the Initial Purchasers furnished in writing or failed to be furnished by or on behalf of the Initial Purchasers to the Company. The Company agrees that the only information provided in writing by or on behalf of the Initial Purchasers to the Company, expressly for use in the Offering Memorandum, is that information contained in the section entitled "Plan of Distribution," the last paragraph on the cover page, the "blue sky" legends on page iii, the section entitled "Risk Factors-Absence of Public Markets" and the word "SUPERtack/TM/" wherever used.

     If any action is brought against the Company or any such person in respect of which indemnity may be sought against the Initial Purchasers pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Initial Purchasers in writing of the institution of such action and the Initial Purchasers shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. The Company or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Initial Purchasers in connection with the defense of such action or the Initial Purchasers shall not have employed reasonably satisfactory counsel to take charge of the defense of such action or such indemnified party or parties shall have been advised by counsel that there may be defenses available to it or them that are different from or additional to those available to the Initial Purchasers (in which case the Initial Purchasers shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Initial Purchasers and paid as incurred. Anything in this paragraph to the contrary notwithstanding, the Initial Purchasers shall not be liable for any settlement of any such claim or action effected without the written consent of the Initial Purchasers, which consent shall not be unreasonably withheld, and such settlement includes an unconditional release of the Initial Purchasers from all liability on claims that are the subject matter of the claim or action. Notwithstanding the provisions of this Section 6, each Initial Purchaser's indemnification obligations shall be limited to the amount of the commission received by such Initial Purchaser applicable to the Securities purchased by such Initial Purchaser hereunder.

          (c) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsection (a) or (b) of this Section 6 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the Company on the one hand and of the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

          (d) The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(c) above. Notwithstanding the provisions of this Section 6, (i) no Initial Purchaser shall be required to contribute any amount in excess of the discounts, commission and other compensation, if any, received by such Initial Purchaser applicable to the Securities purchased by such Initial Purchaser hereunder by reason of such untrue statement or alleged untrue statement or omission or alleged omission and
(ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The indemnity and contribution agreements contained in this
Section 6 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect irrespective of any investigation made by or on behalf of the Initial Purchasers, or any of their officers, employees, directors, shareholders or person who controls any of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its respective directors, officers, employees or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. The Company and the Initial Purchasers agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of its respective officers and directors in connection with the issuance and sale of the Securities, or in connection with the Offering Memorandum.

     7. Conditions of the Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase the Securities on the Closing Date hereunder is subject to the fulfillment, in the Initial Purchasers' sole discretion, of the following conditions:

          (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, be contemplated. No order suspending the sale of the Securities in any jurisdiction designated by the Initial Purchasers shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, shall be contemplated.

          (b) Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties or results of operations of the Company or any Subsidiary, which in the opinion of the Initial Purchasers, would materially adversely affect the market for the Securities.

          (c) The Initial Purchasers shall not have been advised by the Company or shall not have reasonably concluded and disclosed to the Company that the Offering Memorandum contains an untrue statement of a fact which in the opinion of the Initial Purchasers or their counsel is material or omits to state a fact which in the opinion of the Initial Purchasers or their counsel is material and is required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Company shall have furnished to the Initial Purchasers the opinion of Anderson, Kill & Olick, P.C., counsel to the Company, dated the Closing Date substantially to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with all requisite corporate power and authority to own its properties and conduct its business as presently conducted;

               (ii) Each Subsidiary has been duly incorporated or organized and is validly existing as a corporation or partnership under the laws of the jurisdiction in which it is incorporated or organized, with all requisite corporate power and authority to own its properties and conduct its business as presently conducted; Super Laundry Equipment Corp. and Grand Wash & Dry Launderette, Inc. are in good standing under the laws of the respective jurisdictions in which they are incorporated or organized;

               (iii) All the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable. All outstanding shares of capital stock of each Subsidiary are owned by the Company, free and clear of any security interests, claims, liens or encumbrances, except as disclosed in the Offering Memorandum;

               (iv) Except as disclosed in the Offering Memorandum, to the actual knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or each Subsidiary which are not disclosed in the Offering Memorandum and which, if adversely decided, could reasonably be expected to have a Material Adverse Effect or materially affect the issuance of the Securities or the consummation of the transactions contemplated by this Agreement;

               (v) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company, and the Company has full corporate power and authority to enter into this Agreement and the Registration Rights Agreement;

               (vi) Except as disclosed in the Offering Memorandum, to the actual knowledge of such counsel, no consent, approval, authorization or order of any federal, New York or Delaware court or governmental agency or body is required for the consummation of the transactions contemplated hereby, except such as may be required under the Blue Sky laws of any jurisdiction in connection with the purchase and resale of the Securities by the Initial Purchasers (as to which such counsel need express no opinion) (assuming that any Eligible Purchaser who buys the Securities in the Exempt Resales is a Qualified Institutional Buyer or an Accredited Investor, the accuracy of the Initial Purchasers' representations and those of the Company in this Agreement regarding the absence of general solicitation in connection with the Exempt Resales, and the accuracy of the representations made by an Accredited Investor who purchases Securities pursuant to an Exempt Resale as set forth in the letter of representation executed by such Accredited Investor in the form of Annex A to the Offering Memorandum) and such other approvals (specified in such opinion) as have been obtained or those, the failure to obtain would result in a Material Adverse Effect;

               (vii) To such counsel's actual knowledge, neither the Company nor any Subsidiary (A) is presently in breach of, or in default (nor has an event occurred that with notice, lapse of time or both would constitute such a default) under, any indenture, mortgage, deed of trust, note, bond, debenture, bank loan or credit agreement, or any other evidence of indebtedness, agreement or instrument to which the Company or any Subsidiary or Coinmach Laundry is a party, (B) is in violation of its certificate or articles of incorporation or bylaws or other organizational documents, or (C) has received any notice of conflict with the asserted rights of others in respect of trademarks, service marks or other rights necessary for the conduct of their business, in each case in which such breach, default, violation or conflict would have a Material Adverse Effect, except as indicated in the Offering Memorandum;

               (viii) Neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof, will conflict with, result in a breach of, or constitute a default under (A) the terms of any indenture or other agreement or instrument known to such counsel to which the Company or any Subsidiary or Coinmach Laundry is a party or (B) any federal, New York or Delaware law, statute, rule or regulation which is normally applicable to corporations such as the Company, or, to such counsel's knowledge, any judgment, order, decree, consent or memorandum of understanding of any federal, New York or Delaware court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries (where such breach or default would have a Material Adverse Effect) (assuming (1) that any Eligible Purchaser who buys the Securities in the Exempt Resales is a Qualified Institutional Buyer or an Accredited Investor, (2) the accuracy of the Initial Purchasers' representations and those of the Company in this Agreement regarding the absence of general solicitation in connection with the Exempt Resales, (3) the accuracy of the representations made by an Accredited Investor who purchases Securities pursuant to an Exempt Resale as set forth in the letter of representation executed by such Accredited Investor in the form of Annex A to the Offering Memorandum) (provided that such counsel need not express any opinion regarding the Blue Sky laws of any jurisdiction), or the charter or by-laws of the Company;

               (ix) The Securities have been duly and validly authorized by the Company for issuance, and the Company has full corporate power and authority to issue, sell and deliver the Securities; the Securities, when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relative to creditors' rights generally and subject to the applicability of general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law);

               (x) The Exchange Notes have been duly and validly authorized by the Company for issuance in accordance with the terms of the Indenture;

               (xi) The Indenture has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relative to creditors' rights generally and subject to the applicability of general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law); the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder; it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

               (xii) The statements describing statutes, regulations or legal or governmental proceedings under the captions "Business and Properties - Legal Proceedings", "Certain Federal Income Tax Considerations" and "Transfer Restrictions" in the Offering Memorandum are correct as to legal matters set forth therein in all material respects;

               (xiii) The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, are accurate in all material respects and present fairly the information required to be shown.

               (xiv) The Securities issued on the date hereof conform in all material respects to the description thereof contained in the Offering Memorandum;

               (xv) When the Securities are issued and delivered to the Initial Purchasers pursuant to this Agreement, such Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system;

               (xvi) No registration of the Securities under the Act is required for the sale of the Securities by the Company to the Initial Purchasers as contemplated in this Agreement or for the Exempt Resales (assuming (A) that any Eligible Purchaser who buys the Securities in the Exempt Resales is a Qualified Institutional Buyer or an Accredited Investor; (B) the accuracy of the Initial Purchasers' representations and those of the Company in this Agreement regarding, among other things, the absence of general solicitation in connection with the Exempt Resales, (C) the accuracy of the representations made by each Accredited Investor who purchases Securities pursuant to an Exempt Resale as set forth in the letter of representation executed by such Accredited Investor in the form of Annex A to the Offering Memorandum and (D) the due performance by the Initial Purchasers of the agreements set forth in Section 2(b) hereof, it being understood that no opinion is expressed as to any resale other than the Exempt Resales;

               (xvii) The Company is not required to deliver the information specified in Rule 144A(d)(4) in connection with the offering and resale of the Securities by the Initial Purchasers;

               (xviii) The Company is not an "investment company" or subject to regulation as an "investment company" under the 1940 Act; and

          In addition, such counsel shall also state that such counsel has participated in conferences with representatives of the Initial Purchasers, officers and other representatives of the Company and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Offering Memorandum and related matters were discussed and that, although such counsel is not independently verifying or passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except as set forth in clauses (v), (xii) and (xiii) of this Section 7(d)), on the basis of the foregoing (relying as to materiality to a large extent upon officers and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that the Offering Memorandum as of its date or the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that such counsel need not express any comment with respect to (i) the financial statements and schedules contained therein or incorporated therein by reference, including the notes thereto, the auditors' report thereon and the related summary of accounting policies, and (ii) the other financial and statistical data included therein (including projections).

          The opinions of such counsel relate solely to, are based solely upon and are limited exclusively to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America, to the extent applicable, and are rendered at the request of the Company to, and may be relied upon solely by, the Initial Purchasers and shall so state therein.

          (e) The Initial Purchasers shall have received on the Closing Date an opinion of Vinson & Elkins L.L.P., counsel for the Initial Purchasers, dated the Closing Date, and addressed to the Initial Purchasers, with respect to such matters as the Initial Purchasers may request.

          (f) The Initial Purchasers and the Company shall have received a letter addressed to the Initial Purchasers, and dated the date hereof and the Closing Date from Ernst & Young LLP, independent public accountants, substantially in the form heretofore approved by the Initial Purchasers and the Company.

          (g) There shall not have been any material change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Offering Memorandum (or any amendment or supplement thereto); there shall not have been, since the respective dates as of which information is given in the Offering Memorandum, except as may otherwise be stated in the Offering Memorandum, any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; and the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Offering Memorandum (or any amendment or supplement thereto); and the Initial Purchasers shall have received a certificate, dated the Closing Date and signed by the president and the chief financial officer of the Company (or such other officers as are acceptable to the Initial Purchasers), to the effect set forth in this Section 7(h) and in Section 7(i) hereof.

          (h) The Company shall not have failed at or prior to the Closing Date to have performed or complied in any material respect with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (i) The Securities shall have been approved for trading on PORTAL.

          (j) The Company shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers shall have reasonably requested.

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

     Any certificate or document signed by any Authorized Officer of the Company and delivered to the Initial Purchasers, or to counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the statements made therein.

     8. Expenses. (a) Whether or not the purchase and sale of the Securities hereunder is consummated or this Agreement is terminated pursuant to Section 9 hereof, the Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction of the Offering Memorandum (including financial statements thereto), this Agreement, the Registration Rights Agreement and the Indenture, (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Memorandum as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing (or reproduction), authentication, issuance and delivery of certificates for the Securities including any stamp taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the fees payable in connection with the application for quotation of the Securities on PORTAL; (vi) the qualification of the Securities, if applicable, for offer and sale under the securities or Blue Sky laws of the several states as provided in
Section 4(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); (vii) the performance by the Company of its obligations under the Registration Rights Agreement, and (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company. The Company hereby agrees that it will pay in full on the Closing Date the fees and expenses referred to in clause (vi) of this Section 8 by delivering to counsel for the Initial Purchasers on such date a check payable to such counsel in the requisite amount.

          (b) If the purchase and sale of the Securities hereunder is not consummated because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder other than by reason of a default by the Initial Purchasers hereunder or in payment for the Securities on the Closing Date, the Company shall reimburse the Initial Purchasers promptly upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Securities and the other transactions contemplated hereby.

     9. Termination of Agreement. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, without liability on the part of the Initial Purchasers to the Company, by notice to the Company, if prior to the Closing Date (a) there shall occur any default or breach by the Company hereunder or the failure to satisfy any of the conditions contained in Sections 4 or 7 hereof, (b) if there has been, since the date of this Agreement or since the respective dates as of which information is provided in the Offering Memorandum and prior to the Closing Date, any material adverse change or any downgrading of any of the Company's securities or the placement of any such securities on a so-called "credit watch" or similar list by any major credit rating agency, or (c) if, since the date of this Agreement and prior to the Closing Date, (i) there has occurred any material adverse change in the financial markets of the United States or any outbreak of hostilities or other calamity or crisis, the effect of which on the financial securities markets of the United States is such as to make it, in the reasonable good faith judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (ii) trading in any of the securities of the Company has been suspended by the Commission or by the primary exchange where such securities are traded, (iii) trading generally on the New York Stock Exchange or the American Stock Exchange has been suspended (other than by limitation on hours or number of days of trading), or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by the New York Stock Exchange, the American Stock Exchange or by order of the Commission or any other governmental authority or (iv) a banking moratorium has been declared by any of the federal, Texas or New York authorities.

     If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in
Section 8.

     10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to Jefferies & Company, Inc., 11100 Santa Monica Boulevard, Los Angeles, California 90025, attention of Syndicate Department, with a copy to Vinson & Elkins L. L.P., 2300 First City Tower, 1001 Fannin, Houston, Texas 77002, Attention: Michael P. Finch, Esq.; notices to the Company shall be directed to Coinmach Corporation, 55 Lumber Road, Roslyn, New York 11576,
Attention: Robert M. Doyle, Senior Vice President, Treasurer and Secretary of the Company, with a copy to Anderson, Kill & Olick, P.C., 1251 Avenue of the Americas, New York, New York 10020-1182, Attention: Ronald S. Brody, Esq.

     11. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors, and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to provide any person, firm or corporation, other than the Initial Purchasers, the Company and its respective successors and legal representatives and the controlling persons and officers, employees, directors and shareholders referred to in Section 6 and their respective heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Company and their respective successors and legal representatives, and said controlling persons, shareholders, officers and directors and their respective heirs and legal representatives, and for the benefit of no other person, firm or corporation.
No purchaser of Securities from the Initial Purchasers shall be deemed to be a successor by reason merely of such purchase.

     12. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State without giving effect to any provisions thereof relating to conflicts of law. Specified times of day refer to New York time, unless otherwise specified.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company in accordance with its terms.

     Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers.

                              Very truly yours,

                              Coinmach Corporation


                              By: /s/ Robert M. Doyle
                                  -------------------------------
                              Name: Robert M. Doyle
                                    -----------------------------
                              Title: Senior Vice President
                                     ----------------------------

Confirmed as of the date first
above mentioned.

JEFFERIES & COMPANY, INC.


By: /s/ R. Brent Stevens
   -----------------------------------
Name: R. Brent Stevens
     --------------------------------
Title: Managing Director
      ---------------------------------

LAZARD FRERES & CO. LLC



By: /s/ John V. Doyle
   -----------------------------------
Name: John V. Doyle
     --------------------------------
Title: Managing Director
      ---------------------------------

BT ALEX. BROWN INCORPORATED


By:  /s/ Thomas Prior
   ----------------------------------
Name: Thomas Prior
     --------------------------------
Title: Managing Director
      ---------------------------------

FIRST UNION CAPITAL MARKETS CORP.



By: /s/ Frederick W. Price
   -----------------------------------
Name: Frederick W. Price
     --------------------------------
Title: Managing Director
      ---------------------------------

                                   SCHEDULE I

                              Coinmach Corporation
                              --------------------

         Initial Purchaser              Notes
         -----------------              -----

Jefferies & Company, Inc.            $ 60,000,000
Lazard Freres & Co. LLC              $ 20,000,000
BT Alex. Brown Incorporated          $ 10,000,000
First Union Capital Markets Corp.    $ 10,000,000
                                     ------------
     TOTAL                           $100,000,000